Exhibit 10.1

Astoria Financial Corporation
2005 Re-designated, Amended and Restated Stock Incentive Plan For Officers and Employees
Restricted Stock Award Notice

Name of Award Recipient

Street Address

NY
City	State	Zip Code

This Restricted Stock Award Notice (“Award Notice”) is intended to set forth the terms and conditions on which a Restricted Stock Award has been granted under the 2005 Re-designated, Amended and Restated Stock Incentive Plan for Officers and Employees for Astoria Financial Corporation (“the Plan”). Set forth below are the specific terms and conditions applicable to this Restricted Stock Award. Attached as Exhibit A are its general terms and conditions.

Restricted Stock Award	(A)	(B)	(C)	(D)	(E)
Grant Date
Class of Shares*	Common	Common	Common	Common	Common
No. of Awarded Shares*
Type of Award (Escrow or Legended Certificate)	Legended Certificate	Legended Certificate	Legended Certificate	Legended Certificate	Legended Certificate
Service-based Vesting Date*
Performance Vesting Conditions*	See Appendix B to Exhibit A	See Appendix B to Exhibit A	See Appendix B to Exhibit A	See Appendix B to Exhibit A	See Appendix B to Exhibit A
Accelerated Vesting (Yes/No) Death Disability Change in Control	No No Yes	No No Yes	No No Yes	No No Yes	No No Yes
Dividend Rights
(Yes/No)

Before Service-Based
Vesting Date

Before Satisfaction of
Performance Vesting
Conditions
 (See Appendix B to
Exhibit A for application
of Service-Based and
Performance - Based
Vesting Conditions)

	Yes Yes	Yes Yes	Yes Yes	Yes Yes	Yes Yes

*Subject to adjustment as provided in the Plan and the General Terms and Conditions.

By signing where indicated below, Astoria Financial Corporation (the “Company”) grants this Restricted Stock Award upon the specified terms and conditions, and the Restricted Stock Award Recipient acknowledges receipt of this Restricted Stock Award Notice, including Exhibit A, and agrees to observe and be bound by the terms and conditions set forth herein.

Astoria Financial Corporation		Award Recipient

By:
	Name:	Print Name:
Title:

Instructions: This page should be completed by or on behalf of the Executive Compensation Committee. Any blank space intentionally left blank should be crossed out. A Restricted Stock Award consists of shares granted with uniform terms and conditions. Where shares granted under a Restricted Stock Award are awarded on the same date with varying terms and conditions (for example, varying vesting dates), the awards should be recorded as a series of grants each with its own uniform terms and conditions.

EXHIBIT A
Astoria Financial Corporation
 2005 Re-designated, Amended and Restated Stock Incentive Plan For Officers and Employees
Restricted Stock Award Notice

General Terms and Conditions

Section 1.	General Terms.

(a)           Size and Type of Award. The shares of Common Stock of Astoria Financial Corporation (“Shares”) covered by this Award (“Awarded Shares”) are listed on the Restricted Stock Award Notice (“Award Notice”). The Award Notice designates the Awarded Shares as a “Legended Certificate”.

(b)           Legended Certificate. A “Legended Certificate” is a stock certificate evidencing the Awarded Shares that will be issued in your name that is either delivered to you or held in escrow by the Committee or its designee (“Plan Trustee”). The stock certificate will bear a legend indicating that it is or shall be held in escrow subject to all of the terms and conditions of this Award Notice and the Astoria Financial Corporation’s 2005 Re-designated, Amended and Restated Stock Incentive Plan for Officers and Employees (“Plan”). Your prior services for the Company and Astoria Federal Savings and Loan Association constitute adequate consideration for the issuance of the Awarded Shares to you having a value at least equal to the par value of the Awarded Shares, but the vesting conditions described below will nevertheless determine your right to acquire unrestricted ownership of the Awarded Shares.

Section 2.	Vesting.

(a)           Vesting Dates. The Service-based Vesting Dates for your Awarded Shares are specified on the Award Notice. On each Service-based Vesting Date and upon fulfillment of the vesting conditions, you will obtain unrestricted ownership of the Awarded Shares that vest on that Service-based Vesting Date. A stock certificate evidencing unrestricted ownership will be transferred to you. In the event that there is no date specified in this Award Notice, the Service-based Vesting Date shall be the ninth day of January coincident with or following the third (3rd) anniversary of the Grant Date.

(b)           Vesting Conditions. There are conditions you must satisfy before your Restricted Stock Award will vest, as follows:

(i) Unless otherwise provided in the Award Notice, you must remain in the continuous service of the Company and/or Astoria Federal Savings and Loan Association through the Service-Based Vesting Date shown in this Award Notice (“Service Conditions”).

(ii) Unless otherwise provided in the Award Notice, any Performance Vesting Condition(s) specified in this Award Notice must be met as of the end of their respective Performance Measurement Period(s) as determined by the Committee (“Performance Conditions”).

(c)           Forfeitures. Unless otherwise provided in the Award Notice, if you terminate service with the Company for any reason, including death or Disability or Retirement, prior to a Service-based Vesting Date or before the date when any Performance Condition is satisfied, you will forfeit any Awarded Shares that are scheduled to vest on that date. In addition, if your service continues through a Service-based Vesting Date but an applicable Performance Condition is not achieved as of the end of its Performance Measurement Period, you will forfeit the Awarded Shares. When you forfeit Awarded Shares, all of your interest in the Awarded Shares will be canceled and any stock certificate or other evidence of ownership must be returned to the Company. You agree to take any action and execute and deliver any document that the Company requests to effect the return of your unvested Awarded Shares. In the event you do not cooperate with the Company in this regard, you hereby appoint and designate the Company as your attorney-in-fact for the purpose of taking any action and signing any document, in your name, which the Company determines is necessary to enforce the forfeiture.

(d)           Accelerated Vesting. Unless otherwise provided in the Award Notice, in the event a Change of Control (as defined in the Plan) occurs before you terminate service with the Company, then any Awarded Shares not theretofore forfeited shall become immediately vested on the date of the Change of Control as if all Service Conditions and Performance Conditions were satisfied on such date. You may designate a Beneficiary to receive any Awarded Shares that vest upon your death using the Beneficiary Designation attached as Appendix A. To the extent provided in the Award Notice, in the event of your death or Disability (as defined in the Plan)while you are in the service of the Company or Astoria Federal Savings and Loan Association, a pro-rated portion of any Awarded Shares that have not previously been forfeited or become vested will vest as if the Service-based Vesting Date were the day before your death or Disability and all Performance Conditions were satisfied (or, if applicable, satisfied at target levels of performance) as of the day before your death or Disability; in this event, the pro-ration shall be effected (a) by multiplying the applicable number of Awarded Shares by a fraction, the numerator of which is the number of calendar months (rounded to the nearest whole month) during the period beginning on the Grant Date and ending on the date of your death or Disability and the denominator of which is the number of calendar months during the period beginning on the Grant Date and ending on the Service-based Vesting Date or (b) in such other manner as the Committee determines to be appropriate to reflect the extent to which the expense of the Awarded Shares has been previously accrued on the Company’s books. .

(e)           Definition of Service. For purposes of determining the vesting of your Awarded Shares, you will be deemed to be in the service of the Company for so long as you serve in any capacity as an employee, officer, non-employee director or consultant of the Company or the Association.

(f)            Application of Clawback Policy. Notwithstanding anything in the Award Notice to the contrary, the Awarded Shares and any related dividends shall be subject to adjustment and/or recovery, in whole or in part, following the date on which they become vested and payable if and to the extent (i) required by any applicable law, rule or regulation or (ii) provided under the terms of any clawback policy or other policy of similar import adopted by the Company and in effect on the date the Awarded Shares or dividends, as applicable, become vested and payable.

Section 3.             Dividends. Unless otherwise provided on the Award Notice, any dividends declared by the Company with a record date that is after the Grant Date but prior to the Service-based Vesting Date specified in the Award Notice or the date on which any applicable Performance Condition is satisfied will be paid in the same manner as for other shareholders.

Section 4.              Voting Rights. You will have the right to direct the voting rights appurtenant to the Awarded Shares.

Section 5.             Taxes. Where any person is entitled to receive Shares pursuant to the Restricted Stock Award granted hereunder, the Company shall have the right to require such person to pay to the Company the amount of any tax which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the amount required to be withheld.

Section 6.             Notices. Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or five (5) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:

(a)           If the Company:

Astoria Financial Corporation
One Astoria Federal Plaza
Lake Success, New York 11042

Attention: Corporate Secretary

(b)           If to the Recipient, to the Recipient's address as shown in the Company's records.

Section 7.             Restrictions on Transfer. The Restricted Stock Award granted hereunder shall not be subject in any manner to anticipation, alienation or assignment, nor shall such option be liable for or subject to debts, contracts, liabilities, engagements or torts, nor shall it be transferable by the Recipient other than by will or by the laws of descent and distribution or as otherwise permitted by the Plan. To name a Beneficiary, complete the attached Appendix A and file it with the Corporate Secretary of Astoria Financial Corporation

Section 8.              Successors and Assigns. This Award Notice shall inure to the benefit of and shall be binding upon the Company and the Recipient and their respective heirs, successors and assigns.

Section 9.             Construction of Language. Whenever appropriate in the Award Notice, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to a section shall be a reference to a section of this Award Notice, unless the context clearly indicates otherwise. Capitalized terms not specifically defined herein shall have the meanings assigned to them under the Plan.

Section 10.           Governing Law. This Award Notice shall be construed, administered and enforced according to the laws of the State of New York without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by the federal law. The federal and state courts having jurisdiction in the Counties of Nassau, New York or Suffolk, New York shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any Award granted under this Award Notice, the Recipient, and any other person claiming any rights under the Award Notice, agrees to submit himself, and any such legal action as he shall bring under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 11.           Amendment. This Award Notice may be amended, in whole or in part and in any manner not inconsistent with the provisions of the Plan, at any time and from time to time, by written Award Notice between the Company and the Recipient.

Section 12.           Plan Provisions Control. This Award Notice and the rights and obligations created hereunder shall be subject to all of the terms and conditions of the Plan. In the event of any conflict between the mandatory provisions of the Plan and the provisions of this Award Notice, the terms of the Plan, which are incorporated herein by reference, shall control. In the event of any conflict between a provision of the Plan which permits the Committee to deviate from its terms and a provision of this Award Notice, the provision of this Award shall control. By signing this Award Notice, the Recipient acknowledges receipt of a copy of the Plan. The Recipient acknowledges that he or she may not and will not rely on any statement of account or other communication or document issued in connection with the Plan other than the Plan, this Award Notice, and any document signed by an authorized representative of the Company that is designated as an amendment of the Plan or this Award Notice.

Appendix A to Restricted Stock Award Notice
Astoria Financial Corporation
2005 Re-designated, Amended and Restated Stock Incentive Plan For Officers and Employees
Beneficiary Designation Form - Restricted Stock

GENERAL INFORMATION	Use this form to designate the Beneficiary(ies) who may receive Restricted Stock Awards that become vested at your death.
Name of Person Making Designation

BENEFICIARY DESIGNATION
Complete sections A and B. If no percentage shares are specified, each Beneficiary in the same class (primary or contingent) shall have an equal share. If any designated Beneficiary predeceases you, the shares of each remaining Beneficiary in the same class (primary or contingent) shall be increased proportionately.

A. PRIMARY BENEFICIARY(IES). I hereby designate the following person as my primary Beneficiary under the Plan, reserving the right to change or revoke this designation at any time prior to my death:
Name	Address	Relationship	Birthdate	Share
%

%

%
Total = 100%
B. CONTINGENT BENEFICIARY(IES). I hereby designate the following person(s) as my contingent Beneficiary(ies) under the Plan to receive benefits only if all of my primary Beneficiaries should predecease me, reserving the right to change or revoke this designation at any time prior to my death:

Name	Address	Relationship	Birthdate	Share
%

%

%
Total = 100%

S I G N	H E R E
I understand that this Beneficiary Designation shall be effective only if properly completed and received by the Corporate Secretary of Astoria Financial Corporation prior to my death, and that it is subject to all of the terms and conditions of the Plan. I also understand that an effective Beneficiary designation revokes my prior designation(s) with respect to all outstanding Restricted Stock Awards.

		Your Signature	Date

Internal Use Only

This Beneficiary Designation was received by the Corporate Secretary of Astoria Financial Corporation on the date indicated.			Comments
By
	Authorized Signature	Date

Appendix B to Restricted Stock Award Notice
Astoria Financial Corporation
2005 Re-designated, Amended and Restated Stock Incentive Plan For Officers and Employees

Performance Vesting Conditions

The Performance Measurement Period is the period beginning _______________ and ending ________________.

The Performance Vesting Condition is: _____________________________________________________________

NOTES: